Exhibit 99.1
Cornerstone Therapeutics Provides Update on Integration Activities and Issues 2008 Revenue Guidance
Cary, N.C., December 11, 2008 – Cornerstone Therapeutics Inc. (NASDAQ CM: CRTX), a specialty pharmaceutical company focused on developing and commercializing prescription medications for respiratory disorders, today provided an update on the status of its integration activities following the closing of the business combination of Critical Therapeutics, Inc. and Cornerstone BioPharma Holdings, Inc. on October 31, 2008, and the renaming of the combined company as Cornerstone Therapeutics Inc. (the Company).
Following the October 31, 2008 closing, the Company has been taking action to effectively and efficiently combine the operations of the two companies. In completing the integration the Company has achieved a number of key milestones:
•	The Company has discontinued all former Critical Therapeutics research projects and completed a review of those research projects to identify promising technologies suitable for outlicensing to third parties. As a result of this review, the Company has initiated a process to seek potential licensees for certain technologies, including the alpha 7 mediated anti-inflammatory pathway program.

•	The Company completed a restructuring of former Critical Therapeutics officers and employees that resulted in Scott Townsend, General Counsel and Executive Vice President of Legal Affairs, and 12 former Critical Therapeutics sales representatives remaining with Cornerstone.

•	The former Critical Therapeutics facility in Lexington, MA has been vacated and the sublease terminated.
Aggregate revenues from the Company’s products have continued to be strong in the fourth quarter. The Company anticipates 2008 net revenues to be in excess of $64 million, which will include revenues attributable to ZYFLO® and ZYFLO CR® only for the months of November and December.
“We have completed the process of combining the operations of the two companies,” said Craig A. Collard, Cornerstone’s President and Chief Executive Officer. “Our recent move to the combined company’s new headquarters completes a significant aspect of the integration process. The Company expects the excellent year over year growth in revenues during the fourth quarter that we experienced in the first three quarters of the year to continue during the fourth quarter, and we will enter 2009 with a strong portfolio of products being sold by over 60 sales representatives.”
Separately, Cornerstone today also announced that, effective immediately, Josh Franklin, the Company’s Vice President, Marketing, will assume additional responsibilities for sales and he has been named Vice President, Sales and Marketing. Concurrent to this appointment, George Esgro has resigned as Vice President, Sales, effective immediately, to pursue other interests.
“I want to thank George for his contributions to Cornerstone and wish him well in his future endeavors,” said Mr. Collard. “We are fortunate to have someone with Josh’s skill set and vast experience and I am confident that in his expanded role he will provide strong leadership that helps drive continued sales growth in our business.”
Prior to joining the Company in September 2008, Mr. Franklin was a key member of the marketing team at Ther-Rx Corporation (a subsidiary of KV Pharmaceutical) during a critical five-year growth period, serving most recently as Vice President, Marketing. In previous positions, Mr. Franklin filled marketing roles with Biovail Pharmaceuticals and the Ross Products Division of Abbott Labs. In these positions, he launched and managed products throughout various lifecycle phases in multiple therapeutic categories. Mr. Franklin is a U.S. Army veteran and holds a B.S. in Business Administration from Methodist University and M.H.A. and M.B.A. degrees from The Ohio State University.
Finally, the Company also announced today that it has relocated its corporate headquarters to 1255 Crescent Green Drive, Suite 250, Cary, NC 27518.
About Cornerstone Therapeutics
Cornerstone Therapeutics (NASDAQ CM: CRTX), headquartered in Cary, N.C., is a specialty pharmaceutical company focused on acquiring, developing and commercializing prescription products for the respiratory market. The Company currently promotes multiple marketed products in the United States to respiratory-focused physicians and key retail pharmacies with its specialty sales force. The Company also has a late-stage clinical pipeline with six regulatory approval submissions targeted within the next three years. The Company’s commercial strategy is to grow market share for its currently marketed products using its sales and marketing capabilities, acquire non-promoted or underperforming branded pharmaceutical products and implement life cycle management techniques to maximize the value of its currently marketed products, newly acquired products and product candidates that are in development.
Safe Harbor Statement
Statements in this press release regarding the progress and timing of our product development programs and related trials; our future opportunities; our strategy, future operations, financial position, future revenues and projected costs; our management’s prospects, plans and objectives; and any other statements about management’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Any statements that are not statements of historical fact (including, without limitation, statements containing the words “believes,” “plans,” “could,” “anticipates,” “expects,” “estimates,” “plans,” “should,” “target,” “will,” “would” and similar expressions) should also be considered to be forward-looking statements.
There are a number of important factors that could cause our actual results or events to differ materially from those indicated by such forward-looking statements, including: our ability to realize anticipated synergies and cost savings from the merger of Critical Therapeutics and Cornerstone BioPharma; our ability to develop and maintain the necessary sales, marketing, supply chain, distribution and manufacturing capabilities to commercialize our products; patient, physician and third-party payor acceptance of our products as safe and effective therapeutic products; our heavy dependence on the commercial success of a small number of currently marketed products; our ability to maintain regulatory approvals to market and sell our products; our ability to enter into additional strategic licensing, collaboration or co-promotion transactions on favorable terms, if at all; our ability to maintain compliance with NASDAQ listing requirements; adverse side effects experienced by patients taking our products; difficulties relating to clinical trials, including difficulties or delays in the completion of patient enrollment, data collection or data analysis; the results of preclinical studies and clinical trials with respect to our products under development and whether such results will be indicative of results obtained in later clinical trials; our ability to obtain, maintain and enforce patent and other intellectual property protection for our products and product candidates; and the other factors described in Cornerstone Therapeutics’ Current Report on Form 8-K, as amended, filed with the Securities and Exchange Commission (the SEC) on November 5, 2008, in the section titled “Risk Factors of the Registrant” as set forth in Exhibit 99.3, and other filings that we make with the SEC. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements.
In addition, the statements in this press release reflect our expectations and beliefs as of the date of this release. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. However, while we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, business development transactions, joint ventures or investments that we may make. These forward-looking statements should not be relied upon as representing our views as of any date after the date of this release.
Investor Relations Contacts:
Financial Dynamics
Evan Smith/Brian Ritchie
212-850-5600
evan.smith@fd.com/brian.ritchie@fd.com
Media Relations Contact:
Financial Dynamics
Robert Stanislaro
212-850-5600
robert.stanislaro@fd.com

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